SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                  July 27, 1999

               (Date of Report, date of earliest event reported)



                               TREMONT CORPORATION

             (Exact name of Registrant as specified in its charter)



                   Delaware               1-10126             76-0262791

               (State or other          (Commission         (IRS Employer
                jurisdiction of          File Number)        Identification
                incorporation)                               Number)

            1999 Broadway, Suite 4300, Denver, CO             80202

           (Address of principal executive offices)         (Zip Code)



                               (303) 296-5600

              (Registrant's telephone number, including area code)


                              Not Applicable

             (Former name or address, if changed since last report)

Item 5:   Other Events

     On July 27, 1999, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding Registrant's Second Quarter 1999 earnings.



Item 7:   Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

Item            Exhibit List

No.


          99.1           Press release dated July 27, 1999 issued by Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TREMONT CORPORATION
                              (Registrant)




                              By: /s/ Robert E. Musgraves
                                  Robert E. Musgraves
                                  Vice President, General Counsel
                                   and Secretary



Date: July 27, 1999